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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    March 7, 2002
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)


     Delaware                        1-7182                     13-2740599
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  (State or Other                  (Commission               (I.R.S. Employer
  Jurisdiction of                  File Number)              Identification No.)
  Incorporation)


4 World Financial Center, New York, New York                        10080
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:             (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)


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Item 5.  Other Events
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Attached as Exhibit 99 are Selected Financial Data and Management's Discussion
and Analysis for the fiscal year ended December 28, 2001.







Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibits

                  (99)     Additional Exhibits

                           Selected Financial Data and Management's Discussion and Analysis for the fiscal year ended December 28, 2001.

                                       2

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         MERRILL LYNCH & CO., INC.
                            ----------------------------------------------------
                                               (Registrant)





                            By: /s/ Thomas H. Patrick
                                ---------------------------------------------
                                     Thomas H. Patrick
                                     Executive Vice President and
                                     Chief Financial Officer



Date:    March 7, 2002

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                                  Exhibit Index
                                  -------------

Exhibit No.     Description
-----------     -----------

(99)            Additional Exhibits
                     Selected Financial Data and Management's
                     Discussion and Analysis for the fiscal year ended December 28, 2001.

                                       4